UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2022

 ____________________________________________________________________
CHORD ENERGY CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________________

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Credit Agreement Amendment
On August 8, 2022, Chord Energy Corporation (the “Company”) entered into the First Amendment (the “First Amendment”) to that certain Amended and Restated Credit Agreement dated as of July 1, 2022, by and among the Company, Oasis Petroleum North America LLC, a Delaware limited liability company, Wells Fargo Bank, N.A., as administrative agent, and the other parties party thereto (the “Credit Agreement”) to provide additional flexibility for SOFR borrowings.
Supplemental Indenture
On August 12, 2022, the Company and its indirect wholly owned subsidiaries Whiting Holdings LLC (“Whiting Holdings”) and Whiting Oil and Gas Corporation (“WOGC”) entered into a Supplemental Indenture to the Indenture, dated as of June 9, 2021 (the “Indenture”), providing for the issuance of the Company’s 6.375% Senior Notes due 2026 (the “Notes”), between the Company (f/k/a Oasis Petroleum Inc.), the Guarantors party thereto, and Regions Bank, as trustee (the “Second Supplemental Indenture”), pursuant to which Whiting Holdings and WOGC agreed to guarantee the Company’s obligations under the Notes and the Indenture. Whiting Holdings and WOGC became subsidiaries of the Company in connection with the previously announced merger of Oasis Petroleum Inc. and Whiting Petroleum Corporation, which closed on July 1, 2022.
The foregoing descriptions of the First Amendment and the Second Supplemental Indenture are summaries only, do not purport to be complete, and are qualified in its entirety by reference to the full text of the First Amendment and the Second Supplemental Indenture which are attached as Exhibits 10.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. In addition, copies of the Credit Agreement, the Indenture and the First Supplemental Indenture, which reflects the reorganization of certain wholly owned subsidiaries, are attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively, for completeness.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Credit Agreement, dated as of July 1, 2022, by and among Chord Energy Corporation, Oasis Petroleum North America LLC, Wells Fargo Bank, N.A., and the other parties party thereto (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K on July 7, 2022, and incorporated herein by reference).
10.2	First Amendment to Amended and Restated Credit Agreement, dated as of August 8, 2022, by and among Chord Energy Corporation, Oasis Petroleum North America LLC, Wells Fargo Bank, N.A., and the other parties party thereto.
4.1	Indenture, dated as of June 9, 2021, among Chord Energy Corporation (f/k/a Oasis Petroleum Inc.), the Guarantors and Regions Bank, as trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K on June 15, 2021, and incorporated herein by reference).
4.2	First Supplemental Indenture to Indenture dated February 7, 2022, by and among Chord Energy Corporation (f/k/a Oasis Petroleum Inc.), the Guarantors and Regions Bank, as trustee.
4.3	Second Supplemental Indenture to Indenture dated August 12, 2022, by and among Chord Energy Corporation, the Guarantors and Regions Bank, as trustee.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHORD ENERGY CORPORATION (Registrant)

Date: August 12, 2022	By:	/s/ M. Scott Regan
M. Scott Regan
Executive Vice President, General Counsel and Secretary

2